UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12
VIANT TECHNOLOGY INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 Your Vote Counts!  VIANT TECHNOLOGY INC.  2722 MICHELSON DRIVE, SUITE 100  IRVINE, CA 92612  VIANT TECHNOLOGY INC.  2024 Annual Meeting  Vote by June 3, 2024  11:59 PM ET  You invested in VIANT TECHNOLOGY INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 4, 2024.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s)  by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 4, 2024  9:30 a.m. (Pacific Time)  Virtually at: www.virtualshareholdermeeting.com/DSP2024  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  V2.0  For complete information and to vote, visit www.ProxyVote.com  Control #  V38730-P07590

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  Voting Items  Board Recommends  1. To elect two Class III directors, Tim Vanderhook and Vivian Yang, to hold office until our Annual Meeting of Stockholders in 2027 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.  For  Nominees:  Tim Vanderhook  Vivian Yang  2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.  For  NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.  V38731-P07590